Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events (Abstract)
Subsequent Events
28.	Subsequent Events:

Sale of vessel: On April 10, 2012, the Company completed the sale and delivered the vessel Vera, a 3,720 dwt single-hull bunkering tanker, to a third-party purchaser. The vessel was sold for $620, resulting in a book loss of approximately $680.

Delivery of newbuilding: On April 11, 2012, the Company took delivery of the Symi, a 6,270 dwt double hull bunkering tanker newbuilding from the Qingdao Hyundai Shipyard in China. The cost of the construction of the vessel was $12,953 as of April 11, 2012. The Symi will be deployed in the Company's service center in West Africa.